Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,173,162.07
Previously Paid Amount	0.00
Total Fee Amount	438.21
Total Offset Amount	0.00
Net Fee	$ 438.21